SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2010

PROVIDENT NEW YORK BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25233	80-0091851
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Rella Boulevard, Montebello, New York		10901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Provident New York Bancorp (the “Company”) is amending one table attached to its fiscal 2010 earnings release to reflect the matters described below. No other changes are being made to the press release. The changes do not affect the income statement or balance sheet information included in the earnings release.

Item 2.02.	Results of Operations and Financial Condition

On October 26, 2010, the Company issued a press release regarding its earnings for the fourth fiscal quarter and fiscal year ending September 30, 2010 and furnished a copy of that press release with the Form 8-K amended hereby.

The Company determined that a group of acquisition, development and construction loans to one borrowing relationship totaling $14.2 million and previously reported in the substandard category in our press release should be classified as a “troubled debt restructuring” (TDR) in accordance with applicable financial accounting standards, as a result of the loan’s renewal at a below market interest rate. The loan, as restructured, is performing and thus is excluded from non-performing loans and assets. No impairment reserve was required.

The loan, as restructured, is performing and thus is excluded from non-performing loans and assets. With this filing, the Company is discontinuing its previous practice of presenting performing TDRs in nonperforming assets. The Company has amended and restated the Asset Quality Measurements table included Exhibit 99 to reflect the matters discussed above. The press release includes information about the Company’s earnings, excluding securities gains and the fair value adjustment of interest rate caps. The Company presents earnings excluding these factors so that investors can better understand the results of its core banking operations and to better align with the views of the investment community.

The information included in this Item is considered to be “furnished” and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits

The Index of Exhibits immediately precedes the attached exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE: December 8, 2010	By:	/s/ Paul A. Maisch
Paul A. Maisch Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.	Description

99	Press Release of Provident New York Bancorp Dated October 26, 2010, as amended December 8, 2010